                                                                    Exhibit 99.1

FALCONSTOR
SOFTWARE

Contact:  Denise Tortorelli, Investor Relations
          631-773-5877
          denise.tortorelli@falconstor.com

             FALCONSTOR SOFTWARE ANNOUNCES Q4 AND FULL YEAR RESULTS
                    Q4 REVENUES INCREASE 55% FROM PRIOR YEAR

MELVILLE, N.Y., February 13, 2007--FalconStor Software, Inc. (NASDAQ: FALC),
the leading developer of data protection solutions, today announced financial results for its fourth quarter and fiscal year ended December 31, 2006.

Revenues for the fourth quarter of 2006 increased 55% to $20.2 million, compared with $13.0 million for the same period a year ago. Net income for the quarter was $2.8 million or $0.06 per share, which includes $2.3 million in expenses related to stock options. Pro forma net income for the fourth quarter of 2006, excluding stock option expense, was $5.1 million or $0.10 per share, compared with net income of $1.7 million or $0.03 per share for the fourth quarter of
2005.

For the year ended December 31, 2006, revenues increased 34% to $55.1 million, compared with $41.0 million for the year ended December 31, 2005. Net loss for
2006 was $3.4 million, or $0.07 per share, which includes $9.4 million in expenses related to stock options. Pro forma net income for 2006, excluding stock option expense, was $6.0 million or $0.12 per share compared with net income of $2.3 million or $0.05 per share in 2005.

Compared with the previous quarter, revenues increased 56% from $13.0 million in the third quarter of 2006 to $20.2 million in the fourth quarter of 2006. Net income for the fourth quarter was $2.8 million or $0.06 per share, which includes $2.3 million in expenses related to stock options, compared with a net loss of $1.3 million or $0.03 per share in the third quarter, which includes
$2.4 million in expenses related to stock options. Excluding stock option expenses, pro forma net income increased to $5.1 million or $0.10 per share in the fourth quarter of 2006 compared with a pro forma net income of $1.2 million or $0.02 per share in the third quarter of 2006.

The Company closed the quarter with $41 million in cash, cash equivalents and marketable securities and achieved its ninth consecutive quarter of positive cash flows from operations. Deferred revenue at December 31, 2006, increased to
$15.1 million, or 26%, compared with the previous quarter, and by 57% compared with the previous year.

"We are pleased with the commitment and performance of our OEMs as well as our
VAR partners," said ReiJane Huai, Chairman and CEO of FalconStor. "In addition to validating the marketing acceptance of our product strategy, the fourth quarter results also underscore the effectiveness of our leveraged business model which is built upon the success of strategic and channel partners. We are looking forward to teaming with our channel partners to accelerate sales momentum and market penetration in 2007."

The company will host a conference call on Tuesday, February 13th at 4:30 p.m.
EST, to discuss the results. To participate in the conference call, please dial:

Toll Free: 800-218-4007
International: 303-205-0066
To view the presentation, please copy and paste the following link into your browser and register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.

https://falconstor.webex.com/falconstor/j.php?ED=95946977&UID=0

Meeting: FalconStor Q4 2006 Earnings
Meeting password: q4numbers
Meeting Number: 484 527 726

A conference call replay will be available beginning 2/13 at 6:30 PM EST through 11:59 PM EST on 2/17. To listen to the replay of the call, dial toll free: 800-405-2236 or International: 303-590-3000, passcode: 11083154#, or visit our website at www.falconstor.com/investors.asp

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency into supplemental information used by management in its financial and operational decision-making. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our Adjusted Condensed Consolidated
Statements of Operations, presented in this release.

ABOUT FALCONSTOR
FalconStor Software, Inc. (NASDAQ: FALC) is the premier developer of adaptive data protection solutions that optimize data center efficiency and business continuity for all IT infrastructures. The company's innovative storage virtualization, continuous data protection (CDP), disaster recovery, and virtual tape library (VTL) solutions integrate seamlessly to ensure rapid data recovery and simplified storage management. Available from major OEMs, system integrators, and resellers, FalconStor products -- including award-winning
IPStor(R), VirtualTape Library, and DiskSafe(TM) software -- are deployed worldwide by governments, educational institutions, and Fortune 1000 enterprises across industries including aerospace, energy production, financial services, healthcare, law, manufacturing, and telecommunications.

FalconStor is headquartered in Melville, New York, with offices throughout
Europe and the Asia Pacific region. FalconStor is an active member of the
Storage Networking Industry Association (SNIA). For more information, visit
www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

                                     ###

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor's products and services;
technological change in the storage and networking industries; competition in the network storage software market; the potential failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual property issues; and other risk factors discussed in FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and
Exchange Commission.

                                  FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                 December 31,              December 31,
                                                                    2006                       2005
                                                            -----------------------   -----------------------
                                                                 (unaudited)
ASSETS
Current assets:
  Cash and cash equivalents ............................         $15,605,329               $18,796,973
  Marketable securities ................................          25,354,259                17,833,683
  Accounts receivable, net .............................          24,134,257                15,187,408
  Prepaid expenses and other current assets ............           1,244,937                   911,715
                                                                 -----------               -----------

      Total current assets .............................          66,338,782                52,729,779
                                                                 -----------               -----------

Property and equipment, net ............................           5,960,317                 5,277,609
Goodwill ...............................................           3,512,796                 3,512,796
Other intangible assets, net ...........................             407,316                   216,864
Other assets ...........................................           2,050,445                 2,236,725
                                                                 -----------               -----------

      Total assets .....................................         $78,269,656               $63,973,773
                                                                 ===========               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable .....................................         $ 1,432,510               $ 1,152,228
  Accrued expenses .....................................           6,594,383                 4,522,212
  Deferred revenue .....................................          11,466,552                 7,401,018
                                                                 -----------               -----------

      Total current liabilities ........................          19,493,445                13,075,458

Deferred revenue .......................................           3,645,482                 2,240,208
                                                                 -----------               -----------

      Total liabilities ................................          23,138,927                15,315,666
                                                                 -----------               -----------

Commitments

      Total stockholders' equity .......................          55,130,729                48,658,107
                                                                 -----------               -----------

      Total liabilities and stockholders' equity .......         $78,269,656               $63,973,773
                                                                 ===========               ===========

                                              FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  Three Months Ended                    Twelve Months Ended
                                                                      December 31,                           December 31,
                                                           --------------------------------        ---------------------------------
                                                                2006                2005               2006                2005
                                                                       (unaudited)

Revenues
Software license revenue ..........................        $ 15,228,975        $  9,604,441        $ 38,317,352         $ 29,544,467
Maintenance revenue ...............................           3,660,054           2,300,326          12,475,342            7,593,804
Software services and other revenue ...............           1,334,341           1,115,048           4,273,334            3,825,832
                                                           ------------        ------------        ------------         ------------
                                                             20,223,370          13,019,815          55,066,028           40,964,103

Operating expenses:
  Amortization of purchased
    and capitalized software ......................              27,770             176,028             362,159              781,500
  Cost of maintenance, software
    services and other revenue ....................           2,497,607           1,651,570           9,048,354            6,114,112
  Software development costs ......................           5,441,777           3,601,015          20,021,899           12,039,488
  Selling and marketing ...........................           7,312,035           4,810,557          23,712,488           16,109,440
  General and administrative ......................           1,627,179           1,091,680           5,828,150            4,212,769
  Litigation settlement ...........................             799,317                --               799,317                 --
                                                           ------------        ------------        ------------         ------------
                                                             17,705,685          11,330,850          59,772,367           39,257,309
                                                           ------------        ------------        ------------         ------------
     Operating income(loss) .......................           2,517,685           1,688,965          (4,706,339)           1,706,794
                                                           ------------        ------------        ------------         ------------

  Interest and other income .......................             465,209              36,350           1,650,284              705,063
                                                           ------------        ------------        ------------         ------------
     Income (loss) before income
         taxes ....................................           2,982,894           1,725,315          (3,056,055)           2,411,857
                                                           ------------        ------------        ------------         ------------

Provision for income taxes ........................             157,369              69,363             318,473              118,750
                                                           ------------        ------------        ------------         ------------

     Net income (loss) ............................        $  2,825,525        $  1,655,952        $ (3,374,528)        $  2,293,107
                                                           ============        ============        ============         ============

Basic net income (loss) per share .................        $       0.06        $       0.03        $      (0.07)        $       0.05
                                                           ============        ============        ============         ============

Diluted net income (loss) per  share ..............        $       0.06        $       0.03        $      (0.07)        $       0.05
                                                           ============        ============        ============         ============

Weighted average basic shares
  outstanding .....................................          48,134,809          47,802,694          48,044,946           47,662,446
                                                           ============        ============        ============         ============

Weighted average diluted
  shares outstanding ..............................          50,370,514          50,958,553          48,044,946           50,776,396
                                                           ============        ============        ============         ============

                              FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                       ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2006
                                              (UNAUDITED)
                                          GAAP RECONCILIATION

                                                       Three Months Ended         Twelve Months Ended
                                                        December 31, 2006          December 31, 2006
                                                           (unaudited)                (unaudited)

Net income (loss)  (GAAP) ..........................     $   2,825,525              $  (3,374,528)
Adjustment(1) ......................................         2,309,259                  9,393,154
                                                         -------------              -------------
Adjusted net  income(2) ............................         5,134,784                  6,018,626
                                                         =============              =============

Basic EPS (GAAP) ...................................     $        0.06              $       (0.07)
Adjustment .........................................              0.05                       0.20
                                                         -------------              -------------
Adjusted Basic EPS .................................              0.11                       0.13
                                                         =============              =============

Diluted EPS (GAAP) .................................     $       0.056              $       (0.07)
Adjustment .........................................             0.046                       0.19
                                                         -------------              -------------
Adjusted Diluted EPS ...............................             0.102                       0.12
                                                         =============              =============

Weighted average basic shares outstanding ..........        48,134,809                 48,044,946
                                                         =============              =============
Weighted average diluted shares outstanding ........        50,370,514                 49,684,737
                                                         =============              =============

   (1)  Represents the stock option expense associated with the adoption of FAS 123R.
   (2)  Pro forma amounts exclude stock option  expenses  recognized for GAAP purposes under FAS 123R.
        As discussed earlier in this release,  these  supplemental  non-GAAP financial measures should not be used as a substitute for their comparable GAAP measures.  The pro forma amounts exclude any tax related effects of FAS 123R as these effects are not deemed to be material.